UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FIDELITY BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:
(2)Aggregate number of securities to which transaction applies:
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)Proposed maximum aggregate value of transaction:
(5)Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount previously paid:
(2)Form, Schedule or Registration Statement No.:
(3)Filing Party:
(4)Date Filed:

1009 Perrry Highway ■ Pittsburgh, PA 15237-2105 Telephone 412/367-3300 ■ Fax 412/364-6504

January 6, 2011

Dear Stockholder:

On behalf of the Board of Directors and management of Fidelity Bancorp, Inc., I cordially invite you to attend our 2011 Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2011, at 5:00 p.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. During the Annual Meeting, I will report on our operations. Our directors and officers will be present to respond to any questions you may have.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible. The failure to return your proxy could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. Returning your proxy will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for any reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

Your continued interest in our Company is sincerely appreciated.

Very truly yours,

/s/ Christopher S. Green

Christopher S. Green
Chairman of the Board

FIDELITY BANCORP, INC.
1009 Perry Highway
Pittsburgh, Pennsylvania 15237

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 8, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders of Fidelity Bancorp, Inc. (the “Company”) will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2011, at 5:00 p.m., eastern time, for the following purposes:

(1)	To elect one director;

(2)	To approve a non-binding advisory resolution on executive compensation;

(3)	To ratify the appointment of S.R. Snodgrass, A.C. as the Company’s auditors for the fiscal year ending September 30, 2011; and

(4)	To transact any other business that may properly come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Other than procedural matters, the Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on December 15, 2010 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2010 is enclosed.

Your vote is very important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend in person. All stockholders of record can vote by written proxy card.  To obtain directions to the Annual Meeting and vote in person, please call 412-367-3300.  However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Annie G. McGrath

Annie G. McGrath
Secretary
Pittsburgh, Pennsylvania
January 6, 2011
Important Notice Regarding Internet
Availability of Proxy Materials
For the Shareholder Meeting to be
Held on February 8, 2011

The Proxy Statement and Annual Report to
Stockholders are available at
www.fidelitybancorp-pa.com/proxy.asp.

FIDELITY BANCORP, INC.
1009 Perry Highway
Pittsburgh, Pennsylvania 15237

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
FEBRUARY 8, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fidelity Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2011, at 5:00 p.m., eastern time, and at any adjournments or postponements thereof (the “Annual Meeting”). The accompanying Notice of Annual Meeting of Stockholders and proxy card and this Proxy Statement are first being sent to stockholders on or about January 6, 2011.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $0.01 par value (the “Common Stock”), as of the close of business on December 15, 2010  (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 3,050,190 shares of Common Stock were outstanding. Each share of Common Stock has one vote.

Voting by Proxy

The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” its nominee for director, “FOR” approval of the non-binding advisory resolution on executive compensation, and “FOR” ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s auditors for the fiscal year ending September 30, 2011.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself constitute revocation of your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

Internet Access to Proxy Materials

Copies of this proxy statement and the 2010 Annual Report to Stockholders are available on the internet at www.fidelitybancorp-pa.com/proxy.asp.  Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form.  Stockholders of record can make this election by calling toll-free to 1 (800) 242-2500, sending an email to admin@fidelitybancorp-pa.com, or by following the instructions at www.fidelitybancorp-pa.com/proxy.asp.  If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Participants in the Fidelity Bancorp, Inc. Employee Stock Ownership Plan

If you are a participant in the Fidelity Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction form that reflects all shares you may vote under the ESOP. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees as directed by the ESOP Committee.  The deadline for returning your voting instruction form to the ESOP trustees is January 26, 2011.

Vote Required

The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you withhold your vote or do not vote your shares at the Annual Meeting.  Under Pennsylvania law, if a proxy casts a vote for a matter on the agenda, the shareholder represented by that proxy is considered present for purposes of a quorum.

In voting on the election of directors, you may vote in favor of the nominee or withhold your vote as to the nominee. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.  A broker non vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the non-binding advisory resolution on executive compensation, you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Broker non-votes and abstentions will not be counted as votes cast on the proposal and therefore will have no effect on the outcome of the voting on this proposal.

In voting to ratify the appointment of S.R. Snodgrass, A.C. as independent auditors for the 2011 fiscal year, you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Broker non-votes and abstentions will not be counted as votes cast on the proposal and therefore will have no effect on the outcome of the voting on this proposal.

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file reports regarding their beneficial ownership with the Securities and Exchange Commission. A person is the beneficial owner of any shares of Common Stock over which he or she has or shares voting or investment power or which he or she has the right to acquire at any time within 60 days from the Record Date. The following table sets forth information regarding all persons or groups known to the Company to beneficially own more than 5% of the Common Stock. Unless otherwise noted, the persons or groups listed below have sole voting and investment power with respect to the listed shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock

John W. Palmer Richard J. Lashley PL Capital, LLC PL Capital Advisors, LLC Goodbody/PL Capital, L.P. Goodbody/PL Capital, LLC Financial Edge Fund, L.P. Financial Edge – Strategic Fund, L.P. PL Capital/Focused Fund, L.P. 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	234,761(1)	7.70%

Fidelity Bancorp, Inc. Employee Stock Ownership Plan 1009 Perry Highway Pittsburgh, PA 15237	308,552 (2)	10.12%

_______________
(1)
Includes 113,757 shares beneficially owned by Financial Edge Fund, L.P., 38,590 shares beneficially owned by Financial Edge – Strategic Fund, L.P., 14,398 shares beneficially owned by Goodbody/PL Capital, L.P., 67,916 shares beneficially owned by PL Capital/Focused Fund, L.P and 100 shares beneficially owned by Richard J. Lashley.  According to Amendment No. 1 to the statement on Schedule 13D filed by the reporting persons on September 29, 2010, Messrs. Palmer and Lashley are the managing members of PL Capital, LLC, PL Capital Advisors, LLC and Goodbody/PL Capital LLC, PL Capital, LLC is the general partner of Financial Edge Fund, L.P., Financial Edge – Strategic Fund, L.P. and PL Capital Focused Fund, L.P, PL Capital, LLC is the general partner of Goodbody/PL Capital, L.P, and PL Capital Advisors, LLC is the investment advisor to the Financial Edge Fund, L.P., Financial Edge – Strategic Fund, L.P., PL Capital Focused Fund, L.P. and Goodbody/PL Capital, L.P.

(2)
The Employee Stock Ownership Plan (“ESOP”), has shared voting and dispositive power over 308,552 shares of Common Stock. The Board of Directors has appointed a committee consisting of non-employee Directors Joanne Ross Wilder, Charles E. Nettrour, and Robert F. Kastelic to serve as the ESOP administrative committee (“ESOP Committee”) and to serve as the ESOP trustees (“ESOP Trustees”). The  ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Record Date, 292,760 shares have been allocated to participant accounts under the ESOP.

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors currently consists of eight members, each of whom also serves as a director of our principal subsidiary, Fidelity Bank, PaSB (the “Bank”). Effective as of the date of the Annual Meeting, the Board of Directors will be reduced to seven members since Mr. Charles E. Nettrour, whose term as director expires at the Annual Meeting, is no longer eligible for election due to his having attained more than 75 years of age. Our Articles of Incorporation require directors to be divided into three classes, as nearly equal in number as possible, with one class standing for election at each annual meeting. Directors serve for terms of three years each or until their successors are elected and qualified. One director will be elected at the Annual Meeting.

The Board of Directors has nominated J. Robert Gales (the “Nominee”) for election as director at the Annual Meeting to serve for a term of three years or until his successor has been elected and qualified.  Mr. Gales currently serves as a director of the Company and has agreed to serve, if elected.

The persons named as proxies in the enclosed proxy card intend to vote FOR the election of the Nominee, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominee withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote FOR the election of such persons as may be recommended by the Board of Directors. If there are no substitute nominees, the size of the Board of Directors may be reduced.

The following table sets forth each nominee’s, continuing director’s and executive officer’s name, positions with the Company, age, the year he or she first became a director, the year in which his or her current term as director will expire and the number of shares and percentage of the Common Stock he or she beneficially owned on the Record Date. The following table also sets forth, for all executive officers and directors as a group, the number of shares and the percentage of the Common Stock outstanding beneficially owned on the Record Date.

Name and Position	Age (1)	Year First Elected Director (2)	Current Term to Expire	Shares of Common Stock Beneficially Owned as of Record Date (3)		Percent of Class

BOARD NOMINEE FOR TERM TO EXPIRE IN 2014

J. Robert Gales Director	75	1984	2011	128,225	(5)	4.16%

DIRECTORS CONTINUING IN OFFICE

Richard G. Spencer Director, President and Chief Executive Officer	63	2001	2012	101,693	(6)	3.30%
Joanne Ross Wilder Director	67	1996	2012	22,852	(4)	*
Christopher S. Green Director, Chairman of the Board	61	2005	2012	17,813	(7)	*
Robert F. Kastelic Director	76	1990	2013	40,545	(4)	1.32%
Oliver D. Keefer Director	67	1987	2013	68,874		2.24%
Donald J. Huber Director	52	2005	2013	11,470		*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Michael A. Mooney Executive Vice President	56	—	—	58,263	(8)	1.89%
Lisa L. Griffith Chief Financial Officer	43	—	—	24,459		*
Sandra L. Lee Senior Vice President	48	—	—	34,451		1.12%
Anthony F. Rocco Senior Vice President	50	—	—	29,311	(9)	*

All directors, nominees and executive officers as a group (12 persons)				665,265	(10)	20.13%

_______________
*	Less than 1% of the Common Stock outstanding.
(1)	As of September 30, 2010.
(2)	Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3)
Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. The amounts of such shares included above are as follows: J. Robert Gales – 29,550; Christopher S. Green – 9,450; Donald J. Huber – 7,250; Robert F. Kastelic – 28,550; Oliver D. Keefer – 21,186; Charles E. Nettrour – 26,889; Richard G. Spencer – 35,587; Joanne Ross Wilder – 18,249; Michael A. Mooney –

27,206; Lisa L. Griffith – 15,187; Sandra L. Lee – 16,518; and Anthony F. Rocco – 19,446. Includes shares allocated to the ESOP accounts of the following persons:  Richard G. Spencer (33,404 shares); Michael A. Mooney (18,891 shares); Lisa L. Griffith (8,343 shares); Sandra L. Lee (15,327 shares); and Anthony F. Rocco (8,911 shares).

(4)
Excludes 308,552 shares held under the ESOP for which such individual serves as an ESOP Trustee or as a member of the ESOP Committee. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity.

(5)	Includes 48,304 shares owned solely by his spouse and 49,651 shares held by J. R. Gales & Associates Profit Sharing Plan.
(6)	Includes 16,456 shares owned jointly with his spouse and 14,986shares owned by his spouse.
(7)	Includes 4,392 shares owned by his spouse and 1,882 shares owned jointly with his spouse.
(8)	Includes 9,976 shares owned jointly with his spouse.
(9)	Includes 234 shares owned jointly with his spouse.
(10)
Includes 127,309 shares (4.14% of shares outstanding) beneficially owned by Charles E. Nettrour whose term will expire at the 2011 Annual Meeting.  Excludes 308,552 shares held under the ESOP for which he serves as an ESOP Trustee.

Business Experience and Qualifications of Directors

The Board believes that the many years of service that our directors have had at the Company and the Bank or at other financial institutions is one of the directors’ most important qualifications for service on the Board.  This service has given them extensive knowledge of the banking business and the Company.  Furthermore, their service on Board committees, especially in areas of audit, compliance and compensation is critical to their ability to oversee the management of the Bank by our executive officers.  Service on the Board by the Chief Executive Officer is critical to aiding the outside directors to understand the crucial and complicated issues that are common in the banking business.  Each outside director brings special skills, experience and expertise to the Board as a result of their other business activities and associations.

The biographies of each of the nominee and continuing directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director for the Company.

Nominee For Director:

J. Robert Gales is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.  His participation in our local community for 40 years brings knowledge of the local economy and business opportunities for the Bank.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEE FOR DIRECTOR.

Continuing Directors:

Richard G. Spencer was appointed Chief Executive Officer of the Company and the Bank on January 1, 2003. Since January 1, 2001, Mr. Spencer had served as President and Chief Operating Officer of the Company and Bank. Prior to January 1, 2001, Mr. Spencer served as Chief Financial Officer and Treasurer of the Company and Bank.  His many years of service in many areas of operations at the Bank and other financial institutions and duties as Chief Executive Officer of the Company and the Bank bring a special knowledge of the financial, economic and regulatory challenges the Company faces and makes him well-suited to educating the Board on these matters.

Joanne Ross Wilder is President of Wilder & Mahood, P.C., a legal services firm in Pittsburgh, Pennsylvania.  Her participation in our local community for 30 years brings knowledge of the local economy and business opportunities for the Bank.

Christopher S. Green is the managing partner of Green & Bridges, LLP, a public accounting firm headquartered in Carnegie, Pennsylvania. He is also a registered securities representative with Royal Alliance Associates, Inc. in Carnegie, Pennsylvania. His participation in our local community for 35 years brings knowledge of the local economy and business opportunities for the Bank.

Robert F. Kastelic retired as the President and Chief Executive Officer of X-Mark/CDT, a precision metal manufacturer in Washington, Pennsylvania, in 2002.  His participation in our local community for 35 years brings knowledge of the local economy and business opportunities for the Bank.

Oliver D. Keefer is owner of Ralph E. Lane, P.C., certified public accountants in Zelienople, Pennsylvania.  His participation in our local community for 30 years brings knowledge of the local economy and business opportunities for the Bank.

Donald J. Huber is President of Allegheny Plywood Company, Inc., a building products supplier in Pittsburgh, Pennsylvania; a partner of Allegheny Panel Products, a manufacturer of industrial plywood in Pittsburgh, Pennsylvania; and a partner of APCO Management, a real estate acquisition firm in Pittsburgh, Pennsylvania.   His participation in our local community for 27 years brings knowledge of the local economy and business opportunities for the Bank.

Business Background of Our Executive Officers Who Are Not Directors

The business experience for the past five years of each of the Company’s executive officers who are not directors is set forth below.  Unless otherwise indicated, the executive officer has held his or her position for the past five years.

Michael A. Mooney is the Executive Vice President of the Company and Bank and the Chief Lending Officer and Sales Manager of the Bank.

Lisa L. Griffith has been Chief Financial Officer of the Company and Bank since March 2001. Previously, Ms. Griffith was Senior Assistant Vice President/Audit Manager of Parkvale Bank from January 2000 to March 2001 and was Vice President and Controller of the Bank from October 1996 to December 1999. Ms. Griffith is a certified public accountant.

Sandra L. Lee is the Senior Vice President Operations for the Bank, a position she has held since June 1997.

Anthony F. Rocco is the Senior Vice President Community Banking for the Bank, a position he has held since June 1997.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors J. Robert Gales, Christopher S. Green, Donald J. Huber, Robert F. Kastelic, Oliver D. Keefer, Charles E. Nettrour and Joanne Ross Wilder  are independent under the independence standards of The Nasdaq Stock Market on which the Common Stock is currently listed.  In determining the independence of directors, the Board of Directors considered the deposit and loan relationships which various directors have with Fidelity Bank and certain business relationships between Fidelity Bank and organizations in which certain directors have an interest.  There are no members of the Audit Committee who do not meet the independence standards of The Nasdaq Stock Market for Audit Committee members and no members of the Audit Committee are serving under any exceptions to these standards.

Board Leadership Structure and Role in Risk Oversight

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals.  Christopher S. Green serves as Chairman of the Board of Directors.  Mr. Green is an independent director and does not serve in any executive capacity with the Company.  The Company’s Chief Executive Officer is Richard G. Spencer.  Although the offices of Chairman of the Board and Chief Executive Officer are currently held by separate individuals, the Board of Directors has not made a determination that this is the appropriate leadership structure for the Board of Directors in all circumstances and reserves the right to combine these offices in the future if deemed appropriate under the circumstances.

The Board of Directors has general authority over the Company’s risk oversight function with authority delegated to various board committees to review risk management policies and practices in specific areas of the Company’s business.  The Audit Committee is primarily responsible for overseeing the Company’s risk management.  The Audit Committee works closely with officers involved in the risk management function including the internal audit staff who report directly to the Audit Committee.

Meetings and Attendance

During the fiscal year ended September 30, 2010, the Company’s Board of Directors held 28 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of committees of which he or she was a member during the period of their service.  The Company encourages directors to attend annual meetings of stockholders. Eight directors attended the 2010 Annual Meeting of Stockholders.

Committees of the Board of Directors

In addition to other committees, the Board of Directors maintains standing Audit and Compensation Committees.

Audit Committee. The Audit Committee is comprised of non-employee Directors Gales, Green, Huber, Kastelic, Keefer, Nettrour and Wilder.  The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of The Nasdaq Stock Market and meets the requirements of The Nasdaq Stock Market for financial sophistication.  The Board of Directors has adopted a written Audit Committee Charter which is reviewed on an annual basis.  A current copy of the Audit Committee Charter is available on our website at www.fidelitybancorp-pa.com. The Audit Committee is a standing committee and reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company’s and the Bank’s adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met five times during the 2010 fiscal year.

Compensation Committee.  The Compensation Committee is comprised of Directors Gales, Green, Huber, Kastelic, Keefer, Nettrour and Wilder.  This standing committee has the responsibility of reviewing the compensation paid by the Company and the Bank.  The Compensation Committee also has responsibility for ensuring compliance with the executive compensation compliance rules and regulations required under the Emergency Economic Stabilization Act of 2008 (“EESA”) as amended by the American Recovery and Reinvestment Act of 2009 and related regulations issued by the U.S. Treasury Department and the Internal Revenue Service applicable to the Company based upon its receiving an investment of funds from the U.S. Treasury under the Capital Purchase Program in accordance with EESA.  The Board of Directors has not adopted a charter for the Compensation Committee.   The compensation of the Chief Executive Officer is recommended to the Board by a majority of the independent directors. The Chief Executive Officer is not present when his compensation is discussed. The Committee met three times during the 2010 fiscal year.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Keefer is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.  Mr. Keefer is independent within the meaning of the listing requirements of The Nasdaq Stock Market.

Director Nomination Process

The full Board of Directors acts as a nominating committee for the selection of management’s nominees for director. The Board of Directors believes that it is appropriate for the full Board of Directors to act as a nominating committee since a majority of the Board of Directors consists of persons who are independent as defined in the independence standards of The Nasdaq Stock Market and, by resolution of the Board of Directors, nominees must be recommended by a majority of the independent directors. The Board of Directors will consider candidates recommended by stockholders. The Board of Directors has not adopted a separate charter for when it acts as a nominating committee.  The Board of Directors met one time as a Nominating Committee during fiscal year 2010.

The Board of Directors considers candidates for director suggested by its members, as well as by management and stockholders. The Board of Directors has not received any stockholder recommendations of director candidates for this annual meeting or otherwise. A stockholder who desires to recommend a prospective nominee for the Board should notify the Company’s Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The Board also considers whether to nominate any person nominated pursuant to the provisions of the Company’s Articles of Incorporation relating to stockholder nominations, which is described under “Stockholder Proposals" below. The Board of Directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

The Board of Directors has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Board also may consider the extent to which candidates would fill a present need on the Board of Directors.

Once the Board of Directors has identified a potential nominee, the Board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as the Board member’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Communication with Board of Directors

Stockholders wishing to communicate with the Board of Directors or a member thereof should address their communications c/o Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the total compensation awarded to or earned during the last two fiscal years by our principal executive officer and by the two other most highly compensated executive officers (the “Named Executive Officers”).  Compensation for prior years has been restated to conform with the presentation required for 2010.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)		Option Awards(2)		All Other Compensation		Total

Richard G. Spencer President and Chief Executive Officer	2010 2009	$243,000 231,127	$	-- --	$	-- 5,145	$	-- 3,162	$39,746 40,861	(3)	$282,746 280,295

Michael A. Mooney Executive Vice President and Chief Lending Officer	2010 2009	$178,200 169,493	$	-- 9,900	$	-- 3,675	$	-- 2,232	$20,794 22,478	(4)	$198,994 207,778

Lisa L. Griffith Senior Vice President and Chief Financial Officer	2010 2009	$124,200 118,132	$	-- 5,750	$	-- 2,940	$	-- 1,860	$7,906 9,683	(5)	$132,106 138,365

_______________
(1)
Based on the aggregate grant date fair value of the restricted stock award computed in accordance with FASB ASC Topic 718.  For assumptions used in determining the grant date fair value of the stock awards see Note 14 of Notes to the Consolidated Financial Statements in the 2010 Annual Report to Stockholders.

(2)
Based on the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718.    For assumptions used in determining the grant date fair value of the stock options see Note 14 of Notes to the Consolidated Financial Statements in the 2010 Annual Report to Stockholders.

(3)
Figure given includes 401(k) match of $7,290; the value of personal use of a Company car of $10,134, supplemental medical insurance of $8,264, contribution to his ESOP account of $8,178 and country club dues of $5,880.

(4)	Figure given includes 401(k) match of $4,455, the value of personal use of a Company car of $7,259, supplemental medical insurance of $3,083, and contribution to his ESOP account of $5,997.
(5)	Figure given includes 401(k) match of $3,726 and contribution to her ESOP account of $4,180.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information on an award-by-award basis with respect to outstanding equity awards to the Named Executive Officers at fiscal year end.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Richard G. Spencer	3,159 5,123 5,989 4,840 4,801 3,500 3,500 850 1,700	-- -- -- -- -- -- -- 425 3,400	(1) (2)	$7.43 11.06 14.27 21.35 22.91 18.87 18.64 13.06 6.23	12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015	175 390	(3) (4)	$1,047 2,332	(5) (5)

Michael A. Mooney	3,659 3,659 4,658 3,630 3,300 2,500 2,500 600 1,200	-- -- -- -- -- -- -- 300 2,400	(1) (2)	$7.43 11.06 14.27 21.35 22.91 18.87 18.64 13.06 6.23	12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015	125 350	(3) (4)	$748 2,093	(5) (5)

Lisa L. Griffith	2,662 3,025 2,750 2,000 2,000 500 1,000	-- -- -- -- -- 250 2,000	(1) (2)	$14.27 21.35 22.91 18.87 18.64 13.06 6.23	12/31/2012 12/31/2013 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015	100 280	(3) (4)	$598 1,674	(5) (5)

_______________

(1)	Options vest on December 31, 2010.
(2)	Options vest at the rate of 50% on January 1, 2011 and 50% on January 1, 2012.
(3)	Restricted stock awards vest on December 31, 2010.
(4)	Restricted stock awards vest in two equal installments on November 30, 2010 and November 30, 2011.
(5)	Based on closing price of the common stock on September 30, 2010.

Retirement, Severance and Change-in-Control Arrangements.  The Company has various arrangements with the Named Executive Officers pursuant to which they may become eligible for retirement benefits or payments in connection with a termination of their employment or a change in control of the Company.

Employment and Change-in-Control Agreements.  We have entered into employment agreements with President and Chief Executive Officer Richard G. Spencer and Executive Vice President and Chief Lending Officer Michael A. Mooney. The employment agreements have a term of 36 months, and may be extended annually on the anniversary date for an additional twelve months, so that the remaining term shall be 36 months. If an agreement is not renewed, the agreement will expire two years following the anniversary date. The base salaries under the agreements shall be reviewed annually. In addition to base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel. The agreements provide for termination of the employment of the executive by the Company for cause at any time.

The employment agreements provide for certain payments to the executives in the event the Company terminates the executive’s employment during the term of the agreement for reasons other than cause, disability, retirement or death, each as defined in the agreements. The executive or, in the event of death, his beneficiary would be entitled to severance pay in an amount equal to his base salary as of his date of termination and would also, for a period of twelve months or the date of the executive’s full-time employment by another employer, be entitled to continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements at no cost to the executive. Upon a change in control of the Company, the executive would be entitled to an aggregate cash severance amount in a lump sum equal to 2.99 times the executive’s average annual compensation included in the executive’s gross income for the five taxable years ending before the date on which the date of termination occurs. In addition, the executive would also, for a period ending at the earlier of  thirty-six months or the date of the executive’s full-time employment by another employer, be entitled to continued participation in all group insurance, life insurance, health and accident, disability and other employee benefit plans, programs and arrangements at no cost to the executive. The agreements provide that the executives will have any payments reduced by the amount necessary to avoid having an excess parachute payment under Section 280G of the Code.  At September 30, 2010, Messrs. Spencer and Mooney would have been entitled to payments of $666,781 and $505,209, respectively, in the event of their termination in connection with a change in control.  The Company, however, is prohibited from making severance payments to Messrs. Spencer and Mooney during the period in which it has received an investment under the TARP Capital Purchase Program.

We have entered into a change in control agreement with Senior Vice President Griffith. The change in control agreement provides for a term of 36 months, and may be extended annually on the anniversary date for an additional twelve months, so that the remaining term shall be 36 months. If an agreement is not renewed, the agreement will expire two years following the anniversary date. The change of control agreements provide that, in the event of the involuntary termination of her employment in connection with, or within twenty-four months after, any change in control of the Bank or Company, she shall be paid an amount equal to two hundred percent of the taxable compensation paid by the Bank to Ms. Griffith during the most recently completed calendar year prior to such termination of employment or the date of change in control, whichever is greater. In addition, the agreements provide for continued participation in the Bank’s medical and dental insurance plans for a period of one year. In addition, Ms. Griffith may voluntarily terminate her employment within twelve months following a change in control and be entitled to receive the payments and benefits described above. The agreement provides that Ms. Griffith will have any payments reduced by the amount necessary to avoid having an excess parachute payment under Section 280G of the Code.  At September 30, 2010, Ms. Griffith would have been entitled to a payment of $208,240 in the event of her termination in connection with a change in control.  The Company, however, is prohibited from making severance payments to Ms. Griffith during the period in which it has received an investment under the TARP Capital Purchase Program.

Emergency Economic Stabilization Act Limitations. In connection with the Company’s sale of $7.0 million in Fixed Rate Cumulative Perpetual Preferred Stock, Series B, to the U.S. Department of Treasury under its Capital Purchase Program, our Chief Executive Officer, Chief Financial Officer and our three most highly compensated senior executive officers (the “SEOs”) voluntarily executed SEO Waiver Forms and SEO Letter Agreements.  By executing these documents, the SEOs waived any claims they may have as individuals against the U.S. Department of Treasury as a result of modifications to their existing compensation arrangements that are made or will be made in order to be in compliance with Section 111 of the Emergency Economic Stabilization Act of 2008 (“EESA”) and any amendments and applicable Treasury regulations that may be issued from time to time.

Such modifications on executive compensation matters agreed to by the Company and the SEOs include (i) ensuring that incentive compensation for the SEOs do not encourage unnecessary and excessive risks that threaten our value; (ii) requiring a “clawback” of any bonus or incentive compensation paid to an SEO based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (iii) limiting severance payments to SEOs as required under Section 111 associated with terminations of employment not related to a change in control transaction and (iv) agreeing that the Company would not deduct for tax purposes executive compensation in excess of $500,000 in a tax year for each SEO.

Section 111 of EESA was amended in its entirety with the enactment of the American Recovery and Reinvestment Act of 2009 (“ARRA”) on February 17, 2009.  In accordance with the provisions of ARRA, no severance payments may be made to the SEOs during the period that the U.S. Treasury holds its equity investment in the Company (other than any warrants previously issued).  In addition for companies, like the Company, receiving an investment of less than $25 million from the U.S. Treasury, no bonus, retention or incentive compensation may be paid to the most highly compensated employee, except for such compensation in the form of long-term restricted stock that does not fully vest during the period that the U.S. Treasury holds its equity investment in the Company, has a value not greater than one-third of the total amount of annual compensation of the employee receiving the stock, and other terms and conditions as the Treasury Secretary may determine are in the public interest.  The Treasury has issued Interim Final regulations to assist in complying with these new requirements under Section 111 of EESA, as amended by ARRA.  The Compensation Committee may find it necessary to make certain modifications to the compensation opportunity for some or all of the SEOs and other highly compensated company personnel based upon the Interim Final Regulations issued by the U.S. Treasury on June 15, 2009 related to executive compensation restrictions and limitations applicable to recipients of an investment under the Capital Purchase Program.

Pension Benefits. We maintain a Supplemental Executive Retirement Plan (“SERP”) for selected officers, including the Named Executive Officers. The SERP provides the participants with a target retirement benefit at age 65 of 70% of the final projected base salary in effect at that time, reduced by estimated Social Security payments to be received and the value of the other Company-sponsored retirement plans, the 401(k) Savings Plan and the ESOP. Benefits are payable for a 15-year period. The executive becomes vested and eligible for an early retirement benefit at the later of attaining age 55 or completing 15 years of service. Messrs. Spencer and Mooney are currently vested and eligible for an early retirement benefit of $52,686 and $28,401, respectively, payable annually for 15 years. Annual benefits payable to Messrs. Spencer and Mooney and Ms. Griffith upon their normal retirement are $76,000, $84,000 and $60,000, respectively.  The SERP also provides for a lump sum payment to the Named Executive Officers upon a change in control. As of September 30, 2010, the amounts payable under such an occurrence to Messrs. Spencer and Mooney, and Ms. Griffith are $563,962, $311,816 and $55,629, respectively.

401(k) Plan. The Bank sponsors a defined contribution 401(k) Plan pursuant to which eligible employees may contribute up to the maximum amount  allowed by law annually. The 401(k) Plan is open to all employees over the age of 21 with more than one year of service. The Bank matches employee contributions 50% up to the first 6% of salary with a maximum of 3%, with a minimum of 2%

contributed by the Bank for all employees enrolled in the Plan.  Employees may invest their 401(k) Plan account balances in various mutual funds. Employees are immediately vested in their plan contributions and in matching contributions made by the Bank. Participating employees may begin receiving distributions from their 401(k) Plan account on their retirement at age 59½ and must begin receiving distributions at age 70.

Stock Compensation and Stock-Based Incentive Plans. Under the Company’s various Stock Compensation and Stock Based Incentive Plans, all plan share awards become vested and non-forfeitable upon a termination of employment in connection with death or disability or upon a change in control of the Company.  At September 30, 2010, Messrs. Spencer and Mooney and Ms. Griffith had unvested options to acquire 3,825, 2,700 and 2,250 shares, respectively, and 565, 375 and 380 shares, respectively, of unvested restricted stock which had an aggregate value of $3,379, $2,841 and $2,272, respectively, based on the last closing price of the Common Stock on that date and which would vest immediately upon their termination of employment in connection with their death or disability or a change in control.

Employee Stock Ownership Plan. The Company maintains an employee stock ownership plan for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service and have attained the age of 21. The ESOP is funded by contributions made by the Company in cash or Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. The ESOP has previously borrowed funds from the Company to finance the acquisition of shares of the Common Stock. Shares purchased with loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of total compensation. All participants must be employed at least 1,000 hours in a plan year, or have terminated employment following death, disability or retirement, in order to receive an allocation. Participant benefits become fully vested in plan allocations following five years of service. Employment before the adoption of the employee stock ownership plan is credited for the purposes of vesting. At September 30, 2010, Messrs. Spencer and Mooney, and Ms. Griffith had 33,404, 18,891 and 8,343 shares, respectively, and cash with an aggregate value of $20,720, $11,999 and $5,494, respectively, credited to their respective accounts in the ESOP and are each fully vested.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the directors of Fidelity Bancorp, Inc. who are not Named Executive Officers for the last completed fiscal year (2010).

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	All Other Compensation	Total

J. Robert Gales	$29,200	$--	$--	$--	$29,200
Christopher S. Green	37,120	--	--	--	37,120
Donald J. Huber	29,810	--	--	--	29,810
Robert F. Kastelic	26,900	--	--	--	26,900
Oliver D. Keefer	31,120	--	--	--	31,120
Charles E. Nettrour	30,120	--	--	--	30,120
Joanne Ross Wilder	29,240	--	--	--	29,240

(footnotes on following page)

______________
(1)	No restricted stock awards were granted during the year ended September 30, 2010. At September 30, 2010, each director had 380 shares of unvested restricted stock.
(2)
No options were granted to directors during the year ended September 30, 2010.  At September 30, 2010, Mr. Gales held 28,300 vested and 2,250 unvested stock options, Mr. Green held 8,200 vested and 2,250 unvested stock options, Mr. Huber held 6,000 vested and 2,250 unvested stock options, Mr. Kastelic held 27,302 vested and 2,250 unvested stock options, Mr. Keefer held 19,936 vested and 2,250 unvested stock options, Mr. Nettrour held 25,639 vested and 2,250 unvested stock options  and Ms. Wilder held 16,999 vested and 2,250 unvested stock options.

Board Fees. Each director of the Company is also a director of the Bank. During fiscal 2010, non-employee directors of the Company, except Mr. Green, received an annual stipend of $17,140.  No fees are paid by the Company for attending Board or Committee meetings of the Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $460 for each regular or special Board or committee meeting attended. The Chairman of the Audit Committee receives an additional $500 for each meeting of that committee attended, the Chairman of the Compensation Committee receives an additional $250 for each meeting of that committee attended, and the chairmen of the other committees receive an additional $100 per meeting attended. Mr. Green receives $23,140 annually for his service as Chairman of the Company and Bank. Employee directors receive no director fees.  For the fiscal year ended September 30, 2010, the Company paid a total of $213,510 in director fees.

RELATED PARTY TRANSACTIONS

The Bank offers loans to its directors, officers and employees in accordance with written policies. In accordance with these policies, all loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable loans with persons not related to the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.  All such loans are approved in advance by the Board of Directors with any interested director abstaining.

PROPOSAL II — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, requires the Company to permit an annual non-binding shareholder vote on the compensation of the Company’s Named Executive Officers, as described in its proxy statement during the period in which any obligation arising from the Company’s participation in the TARP Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and any related material in this proxy statement.”

As provided in the Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board nor to create or imply any additional fiduciary duty by the Board.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  On this matter, abstentions will have no effect on the voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL III – RATIFICATION APPOINTMENT OF
INDEPENDENT AUDITORS

S.R. Snodgrass, A.C. served as the Company’s independent auditors for the last fiscal year and the Board of Directors has appointed S.R. Snodgrass, A.C. to serve as the Company’s independent auditors for the current fiscal year subject to ratification of their appointment by stockholders.  The engagement of S.R. Snodgrass was approved in advance by the Audit Committee of the Board of Directors.  A representative of S.R. Snodgrass, A.C. is expected to attend the Annual Meeting and therefore will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Fees paid by the Company to its principal accountant for professional services for each of the last two fiscal years are set forth below:

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2010	$93,104	$—	$9,250	$—
2009	83,450	—	9,250	—

Audit Fees include fees billed (or estimated to be billed) by the Company’s independent auditors for professional services rendered for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

Audit-Related Fees include fees billed by the Company’s independent auditors for assurance and related services that are reasonably related to the performance of audit or review services but not included in Audit Fees including assistance with implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning, including out-of-pocket expenses. This category also includes services related to tax disclosure and filing requirements.

All Other Fees are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. Such services consisted of research and consultation on strategic issues.

The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast in person or by proxy by the stockholders at the Annual Meeting.  The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent auditors for the 2011 fiscal year.

AUDIT COMMITTEE REPORT

Review of Audited Financial Statements with Management. The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2010 with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountant. The Audit Committee discussed with S.R. Snodgrass, A.C. (“Snodgrass”) the Company’s independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from Snodgrass required by applicable requirements of the Public Company Accounting Oversight Board regarding Snodgrass’s communications with the Audit Committee concerning independence, and has discussed with Snodgrass its independence.

Recommendation that Financial Statements be Included in Annual Report. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE:
Oliver P. Keefer, Chairman
J. Robert Gales
Christopher S. Green
Donald J. Huber
Robert F. Kastelic
Charles E. Nettrour
Joanne Ross Wilder

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file with the Securities and Exchange Commission reports of their beneficial ownership and changes in their beneficial ownership of equity securities of the Company and to furnish the Company with copies of such reports. To the best of the Company’s knowledge, all of the filings by the Company’s directors and executive officers were made on a timely basis during the 2010 fiscal year.

STOCKHOLDERS SHARING A SINGLE ADDRESS

Only one copy of this proxy statement and the accompanying annual report to stockholders is being delivered to multiple stockholders sharing an address unless the Company has previously received contrary instructions from one or more of such shareholders.  On written or oral request to the Secretary at Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania  15237 (412) 367-3300, the Company will deliver promptly a separate copy of this proxy statement and the Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered.  Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of our proxy statements and annual reports should provide written or oral notice to the Secretary at the address and telephone number set forth above.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy statement for the annual meeting of stockholders to be held in 2012, all stockholder proposals must be submitted to the Secretary at the Company’s executive office, 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 on or before September 9, 2011. Under the Company’s bylaws, in order to be considered for possible action by stockholders at the 2012 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company’s proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 11, 2011.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

The Company’s 2010 Annual Report to Stockholders accompanies this proxy statement. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. The Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Fidelity Bancorp, Inc., 1009 Perry Highway, Pittsburgh, Pennsylvania 15237.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Annie G. McGrath

Annie G. McGrath
Secretary

Pittsburgh, Pennsylvania
January 6, 2011

FIDELITY BANCORP, INC.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS
FEBRUARY 8, 2011

The undersigned hereby appoints the Board of Directors of Fidelity Bancorp., Inc. (the “Company”), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 8, 2011, at 5:00 p.m., eastern time (the “Annual Meeting”), and at any and all adjournments thereof, as follows:

    With-
      For       hold

1.    The election as director       ☐    ☐
of the nominee listed below:

J. Robert Gales

For         Against     Abstain

2.    The approval of a           ☐          ☐       ☐
non-binding advisory
resolution on executive
compensation

For         Against     Abstain

3.    The ratification of the          ☐        ☐    ☐
appointment of S.R.
Snodgrass, A.C. as the
Company’s auditors for the fiscal
year ending September 30, 2011

PLEASE CHECK BOX IF YOU PLAN TO
ATTEND THE ANNUAL MEETING.    >  ☐

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

THE SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE LISTED NOMINEE AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING

Please be sure to sign and date this proxy card in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

^ Detach above card, sign, date and mail in postage-paid envelope provided. ^

FIDELITY BANCORP, INC.
1009 PERRY HIGHWAY  •  PITTSBURGH, PENNSYLVANIA  15237
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated January 6, 2011, and an annual report to stockholders for the 2010 fiscal year.

Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

TO:           Participants in the Fidelity Bancorp, Inc. Employee Stock Ownership Plan

Date:        January 6, 2011

As described in the enclosed materials, your voting instructions are being requested as a participant under the Fidelity Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) in connection with an upcoming Annual Meeting of Stockholders of Fidelity Bancorp, Inc. (the “Company”). The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	The election as director of the nominee listed below:

J. Robert Gales

2.	To approve a non-binding advisory resolution on executive compensation.

3.	To ratify the appointment of S.R. Snodgrass, A.C. as the Company’s auditors for the fiscal year ending September 30, 2011.

We hope you will take advantage of the opportunity to direct the manner in which shares of the Company’s Common Stock allocated to your account under the ESOP will be voted.

Enclosed with this letter are the proxy statement for the Annual Meeting, the Company’s Annual Report to Stockholders, and an ESOP Voting Instruction Form, which will permit you to direct the voting of the shares allocated to your ESOP account.  After you have reviewed these materials, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing the enclosed ESOP Voting Instruction Form and returning it to the ESOP Trustee in the enclosed envelope.  The deadline for returning the Voting Instruction Form is January 26, 2011.  The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote as a means of participating in the governance of the affairs of the Company.  If your voting instructions for the ESOP are not received in a timely manner, the shares allocated to your account will be voted by the ESOP Trustees at the direction of the Company’s Board of Directors or the ESOP Committee of the Board.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note the enclosed material relates only to those shares that have been allocated to your account under the ESOP.  You will receive other voting material for those shares owned by you individually and not under the ESOP.

Sincerely,

/s/ Christopher S. Green
Christopher S. Green
Chairman of the Board

ESOP VOTING INSTRUCTION FORM FIDELITY BANCORP, INC.
/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS
February 8, 2011

The undersigned participant in the Fidelity Bancorp, Inc. Employee Stock Ownership Plan (“ESOP”) hereby instructs the ESOP Trustees to vote all the shares of the Common Stock of Fidelity Bancorp, Inc. (the “Company”) allocated to the ESOP account of the undersigned as of December 15, 2010, at the Company’s Annual Meeting of Stockholders to be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on February 8, 2011 at 5:00 p.m., and at any and all adjournments thereof, as follows:

    FOR   WITHHOLD
  1.  The election as director of the
   nominee listed below (except
   as marked to the contrary)
             [  ]               [  ]
    J. Robert Gales
             FOR   AGAINST  ABSTAIN
  2.  To approve a non-binding
    advisory resolution on
    executive compensation.
              [  ]           [  ]              [  ]
  3.  To ratify the appointment
    of S.R. Snodgrass, A.C
    as the Company’s auditors
    for the fiscal year ending
    September 30, 2011
              [  ]           [  ]              [  ]

If you do not return this Voting Instruction Form or return this Voting Instruction Form properly signed, but you do not otherwise specify, shares allocated to your ESOP account will be voted by the ESOP trustees as directed by the ESOP Committee of the Board of Directors.

The Company’s Board of Directors recommends a vote “FOR” the above-listed nominee and “FOR” the above-listed proposals.

Dated:________________, 2011                                                                      _______________________________
Signature
Print Name: _____________________

PLEASE ACT PROMPTLY
SIGN, DATE AND RETURN THIS ESOP VOTING INSTRUCTION FORM TODAY
IN THE ENCLOSED FORM ADDRESSED TO THE ESOP TRUSTEE.